EXHIBIT 99.1

AvePoint Announces Third Quarter 2022 Financial Results

Third quarter SaaS revenue of $30.0 million, representing 34% year-over-year growth, 45% adjusted for constant currency
Third quarter total revenue of $62.7 million, representing 16% year-over-year growth, 26% adjusted for constant currency
Total ARR of $191.7 million, representing 30% year-over-year growth, 34% adjusted for FX impact

JERSEY CITY, N.J., Nov. 10, 2022 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the most advanced SaaS and data management platform provider, today announced financial results for the third quarter ended September 30, 2022.

“Q3 was another strong quarter for AvePoint despite the uncertain macroeconomic environment, highlighted by 34% ARR growth and 26% revenue growth, both adjusted for the impact of FX,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder of AvePoint. “Our strong topline performance reflects the ongoing need of companies around the world to secure collaboration data, sustain connections between people and ensure business continuity. At the same time, we continue to thoughtfully invest in a number of strategic growth initiatives while emphasizing robust expense controls across the company. We are excited for a strong close to 2022 and remain well positioned to capture the enormous market opportunity ahead of us.”

Third Quarter 2022 Financial Highlights

  Revenue: Total revenue for the third quarter of 2022 was $62.7 million, up 16% from the third quarter of 2021 and up 26% year over year on a constant currency basis. Within total revenue, SaaS revenue was $30.0 million, up 34% from the third quarter of 2021 and up 45% year over year on a constant currency basis.

  Gross Profit: Gross profit for the third quarter of 2022 was $45.9 million, compared to $38.7 million for the third quarter of 2021. Gross margin for the third quarter of 2022 was 73.2%, compared to 71.8% for the third quarter of 2021. Non-GAAP gross profit for the third quarter of 2022 was $46.6 million, compared to $41.1 million for the third quarter of 2021. Non-GAAP gross margin was 74.2% for the third quarter of 2022, compared to 76.3% for the third quarter of 2021.

  Operating Income/(Loss): GAAP operating loss for the third quarter of 2022 was $(7.4) million, compared to $(28.7) million for the third quarter of 2021. Non-GAAP operating income for the third quarter of 2022 was $2.2 million, compared to $4.0 million for the third quarter of 2021.

  Cash and short-term investments: $219.8 million as of September 30, 2022.

Third Quarter 2022 Key Performance Indicators and Business Highlights

  ARR as of the end of third quarter was $191.7 million, up 30% year-over-year. Adjusted for FX, ARR grew 34%.

  Dollar-based net retention rate was 106% and was 108% adjusted for FX.

  The acquisitions of tyGraph, an award-winning platform that allows organizations to organize, measure, and analyze human interactions to accelerate success in the digital workplace, and Essential, a South Korea-based software solutions provider that will advance the Company’s ability to enable large organizations in the country to accomplish their digital transformation goals were both completed.

  A new research and development hub in Singapore, which will serve as the Company’s international headquarters and foster local talent to support the growing global demand for B2B SaaS solutions, was announced.

  Three rigorous audits (ISO 27001:2013 and 27017:2015 frameworks and CSA STAR Level 2), which reflect the Company’s prioritization of security and privacy and its commitment to help all organizations safely manage their digital collaboration data were completed.

  Through September 30, 2022, the Company repurchased approximately 4 million shares under the share repurchase program at a cost of approximately $19.6 million.

Financial Outlook

For the fourth quarter of 2022, the Company expects:

  Total revenues of $63 million to $65 million, or 19% year-over-year growth, 22% adjusted for constant currency.
  Non-GAAP operating income of $1.5 million to $3.5 million.

For the full year 2022, the Company now expects:

  Total revenues of $231.7 million to $233.7 million, or 21% year-over-year growth, 28% adjusted for constant currency.
  Non-GAAP operating loss of $(3.2) million to $(1.2) million.
  Total ARR of $202 million to $206 million, or 28% year-over-year growth, 32% adjusted for the impact of FX.

Quarterly Conference Call

AvePoint will host a conference call today, November 10, 2022, to review its third quarter 2022 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (844) 826-3035 for US participants and 1 (412) 317-5195 for outside the US. The conference ID for the call is 5693960. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with confidence. AvePoint provides the most advanced platform for SaaS and data management to optimize SaaS operations and secure collaboration. More than 9 million cloud users rely on our solutions. Our SaaS solutions are also available to managed service providers via more than 100 cloud marketplaces, so they can better support and manage their small and mid-sized business customers. Founded in 2001, AvePoint is a five-time Global Microsoft Partner of the Year and headquartered in Jersey City, New Jersey. For more information, visit www.avepoint.com.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. In order for AvePoint’s investors to be better able to compare its current results with those of previous periods, the company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense. AvePoint believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of its historical financial performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Quarterly Report on Form 10-Q and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations.

Investor Contact

AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact

AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc. and Subsidiaries Condensed Consolidated Statements of Operations (In thousands, except per share amounts) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue:
SaaS	$29,959	$22,410	$84,131	$61,255
Term license and support	18,288	17,477	42,501	37,292
Services	10,458	8,143	29,231	21,361
Maintenance	3,754	5,293	12,262	16,160
Perpetual license	280	604	606	2,003
Total revenue	62,739	53,927	168,731	138,071
Cost of revenue:
SaaS	7,011	4,866	18,651	13,870
Term license and support	515	211	1,573	714
Services	9,113	9,435	25,922	21,528
Maintenance	189	710	739	1,608
Total cost of revenue	16,828	15,222	46,885	37,720
Gross profit	45,911	38,705	121,846	100,351
Operating expenses:
Sales and marketing	27,201	25,186	81,429	73,488
General and administrative	16,365	22,230	48,229	44,186
Research and development	8,953	19,648	23,247	27,633
Depreciation and amortization	819	326	1,959	863
Total operating expenses	53,338	67,390	154,864	146,170
Loss from operations	(7,427)	(28,685)	(33,018)	(45,819)
Gain on earn-out and warrant liabilities	913	13,650	6,848	13,650
Interest income, net	16	56	50	80
Other income (expense), net	48	(299)	(822)	(300)
Loss before income taxes	(6,450)	(15,278)	(26,942)	(32,389)
Income tax expense (benefit)	336	(5,521)	99	(6,633)
Net loss	$(6,786)	$(9,757)	$(27,041)	$(25,756)
Net income attributable to and accretion of redeemable noncontrolling interest	(626)	(517)	(1,870)	(1,413)
Net loss attributable to AvePoint, Inc.	$(7,412)	$(10,274)	$(28,911)	$(27,169)
Deemed dividends on preferred stock	—	608	—	(32,928)
Net loss available to common shareholders	$(7,412)	$(9,666)	$(28,911)	$(60,097)
Basic and diluted loss per share	$(0.04)	$(0.05)	$(0.16)	$(0.47)
Basic and diluted shares used in computing loss per share	180,732	176,621	179,563	126,738

AvePoint, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (In thousands, except par value) (Unaudited)

	September 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$217,781	$268,217
Short-term investments	2,003	2,411
Accounts receivable, net of allowance of $1,808 and $838 at September 30, 2022 and December 31, 2021, respectively	56,777	55,067
Prepaid expenses and other current assets	9,370	8,461
Total current assets	285,931	334,156
Property and equipment, net	5,610	3,922
Goodwill	18,186	—
Other intangible assets, net	11,260	—
Operating lease right-of-use assets	16,913	—
Deferred contract costs	42,364	38,926
Other assets	14,577	11,734
Total assets	$394,841	$388,738
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$2,017	$1,824
Accrued expenses and other liabilities	39,134	35,062
Current portion of deferred revenue	78,034	74,294
Total current liabilities	119,185	111,180
Long-term operating lease liabilities	12,459	—
Long-term portion of deferred revenue	7,997	8,038
Earn-out shares liabilities	4,074	10,012
Other non-current liabilities	5,730	3,943
Total liabilities	149,445	133,173
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	12,684	5,210
Total mezzanine equity	12,684	5,210
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 184,455 and 181,822 shares issued and outstanding, at September 30, 2022 and December 31, 2021, respectively	19	18
Additional paid-in capital	655,968	625,056
Treasury stock	(21,293)	(1,739)
Accumulated other comprehensive income	2,226	2,317
Accumulated deficit	(404,208)	(375,297)
Total stockholders’ equity	232,712	250,355
Total liabilities, mezzanine equity, and stockholders’ equity	$394,841	$388,738

AvePoint, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows (In thousands) (Unaudited)

	Nine Months Ended
	September 30,
	2022	2021
Operating activities
Net loss	$(27,041)	$(25,756)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,255	863
Operating lease right-of-use assets expense	4,602	—
Foreign currency remeasurement loss (gain)	3,026	(161)
Provision for doubtful accounts	1,058	(880)
Stock-based compensation	28,287	50,475
Gain on disposal of property and equipment	(18)	(15)
Deferred income taxes	(154)	(1,008)
Change in value of earn-out and warrant liabilities	(6,754)	(13,650)
Changes in operating assets and liabilities:
Accounts receivable and long-term unbilled receivables	(9,931)	(7,002)
Prepaid expenses and other current assets	(1,486)	(10,775)
Deferred contract costs and other assets	(5,166)	(3,269)
Accounts payable, accrued expenses and other liabilities	(4,227)	1,836
Deferred revenue	8,656	5,377
Net cash used in operating activities	(6,893)	(3,965)
Investing activities
Maturities of investments	180,837	—
Purchases of investments	(180,495)	(638)
Net assets acquired from business combinations and asset acquisitions, net of cash acquired	(18,574)	—
Capitalization of internal use software	(1,165)	—
Purchase of property and equipment	(3,420)	(1,445)
Net cash used in investing activities	(22,817)	(2,083)
Financing activities
Proceeds from recapitalization of Apex shares	—	441,573
Redemption of redeemable convertible preferred stock	—	(130,925)
Redemption of Legacy AvePoint common stock	—	(106,169)
Payments of transaction fees by Legacy AvePoint	—	(2,998)
Purchase of common stock	(19,554)	(1,631)
Payment of net cash settlement for management options	—	(7,530)
Proceeds from stock option exercises	1,817	4,555
Proceeds from sale of common shares of subsidiary	—	753
Repayments of finance leases	(23)	(20)
Net cash (used in) provided by financing activities	(17,760)	197,608
Effect of exchange rates on cash	(2,966)	32
Net (decrease) increase in cash and cash equivalents	(50,436)	191,592
Cash and cash equivalents at beginning of period	268,217	69,112
Cash and cash equivalents at end of period	$217,781	$260,704
Supplemental disclosures of cash flow information
Income taxes paid	$421	$2,823
Noncash acquisition	$5,635	$—

AvePoint, Inc. and Subsidiaries Non-GAAP Reconciliations (In thousands) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Non-GAAP operating income
GAAP operating loss	$(7,427)	$(28,685)	$(33,018)	$(45,819)
Stock-based compensation expense	9,609	32,676	28,287	50,475
Non-GAAP operating income (loss)	$2,182	$3,991	$(4,731)	$4,656
Non-GAAP operating margin	3.5%	7.4%	-2.8%	3.4%

Non-GAAP gross profit
GAAP gross profit	$45,911	$38,705	$121,846	$100,351
Stock-based compensation expense	667	2,428	1,948	2,790
Non-GAAP gross profit	$46,578	$41,133	$123,794	$103,141
Non-GAAP gross margin	74.2%	76.3%	73.4%	74.7%

Non-GAAP sales and marketing
GAAP sales and marketing	$27,201	$25,186	$81,429	$73,488
Stock-based compensation expense	(2,847)	(2,171)	(8,705)	(13,073)
Non-GAAP sales and marketing	$24,354	$23,015	$72,724	$60,415
Non-GAAP sales and marketing as a % of revenue	38.8%	42.7%	43.1%	43.8%

Non-GAAP general and administrative
GAAP general and administrative	$16,365	$22,230	$48,229	$44,186
Stock-based compensation expense	(5,060)	(13,020)	(14,825)	(19,375)
Non-GAAP general and administrative	$11,305	$9,210	$33,404	$24,811
Non-GAAP general and administrative as a % of revenue	18.0%	17.1%	19.8%	18.0%

Non-GAAP research and development
GAAP research and development	$8,953	$19,648	$23,247	$27,633
Stock-based compensation expense	(1,035)	(15,057)	(2,809)	(15,237)
Non-GAAP research and development	$7,918	$4,591	$20,438	$12,396
Non-GAAP research and development as a % of revenue	12.6%	8.5%	12.1%	9.0%